GE INSTITUTIONAL FUNDS

(For General Electric Retirement Savings Plan)

Strategic Investment Fund

Supplement dated February 5, 2014

To the Statutory Prospectus dated January 28, 2014

and

Summary Prospectus dated January 28, 2014

Effective February 5, 2014, the GE Institutional Funds statutory prospectus dated January 28, 2014 (the “Prospectus”) and the GE Institutional Strategic Investment Fund summary prospectus dated January 28, 2014 (the “Summary Prospectus”) are revised as follows:

Strategic Investment Fund

On page 12 of the Prospectus, and on page 4 of the Summary Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Jeffrey Palma	1 year	Senior Vice President, Tactical Asset Allocation
David Wiederecht	3 years	President & Chief Investment Officer — Investment Solutions

On page 28 of the Prospectus, under the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers,” the paragraph entitled “Strategic Investment Fund” is deleted in its entirety and replaced with the following:

The Strategic Investment Fund is managed by a team of portfolio managers that includes Jeffrey Palma and David Wiederecht. Messrs. Palma and Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the U.S. equity, international equity and fixed income portions of the Fund are managed by separate teams of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to seek the Fund’s objective. In addition to oversight authority for asset allocation, Messrs. Palma and Wiederecht may at times adjust the Fund’s investment exposure through the use of various investment techniques, such as investments in derivative instruments and exchange traded funds.

On page 28 of the Prospectus, under the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Funds’ Portfolio Managers,” the biography of Greg Hartch is deleted in its entirety.

This Supplement should be retained with your

Summary Prospectus and Prospectus for future reference.